UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21569

Pioneer Asset Allocation Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: July 31, 2023

Date of reporting period: August 1, 2022 through July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Solutions - Balanced Fund
Annual Report  |  July 31, 2023

A: PIALX	C: PIDCX	R: BALRX	Y: IMOYX

visit us: www.amundi.com/us

Pioneer Solutions - Balanced Fund | Annual Report | 7/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
September 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/233

Portfolio Management Discussion  |  7/31/23
In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the 12-month period ended July 31, 2023, and the investment strategies applied to Pioneer Solutions – Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended July 31, 2023?
A	The Fund’s Class A shares returned 9.03% at net asset value during the 12-month period ended July 31, 2023, while the Fund’s blended benchmark, which is comprised of 60% Morgan Stanley Capital International (MSCI) World NR Index*/40% Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned 6.66%. During the same period, the Fund’s market benchmarks, the MSCI World NR Index (the MSCI Index) and the Bloomberg Index, returned 13.48% and -3.37%, respectively, while the average return of the 393 mutual funds in Morningstar’s Global Allocation Funds category was 4.80%.
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Q	Could you characterize investment conditions during the 12-month period ended July 31, 2023?
A	The global financial markets produced mixed performance results over the 12-month period, with positive returns for stocks and credit-oriented segments of the bond market, but weaker returns for assets with a higher degree of interest-rate sensitivity.
After experiencing a downtrend in the first two-plus months of the period (August and September 2022), stocks moved steadily higher from mid-October 2022 and afterward, and finished the 12-month period with robust returns. Although numerous central banks, including the US Federal Reserve (Fed), continued to raise interest rates over the course of the period, declining inflation data gave investors confidence that the monetary tightening cycle was likely to end in 2023. Notably, the global economy continued to expand even as interest rates rose. Corporate earnings reports also came in much better than the markets had been anticipating in late 2022. In combination, those developments helped stocks overcome potential headwinds such as ongoing geopolitical instability and short-lived turmoil in the US and European banking sectors in the spring of 2023. Much of the gains for the major equity indices came from a narrow group of US mega-cap, technology-related companies, including shares of companies the market expected to capitalize on the evolution of artificial intelligence (AI). European equities also performed very well during the period, as an anticipated economic slowdown in the region failed to materialize. On the other hand, value-oriented stocks, including shares of smaller companies and those in the more defensive sectors (such as the consumer-related sectors), as well as emerging markets equities, logged gains for the 12-month period, but underperformed the broad-based equity indices.
The backdrop of high inflation and rising interest rates weighed on the performance of US Treasuries and debt instruments with longer maturities during the 12-month period. During a period featuring unimpressive price action, yields were key contributors to total returns, which lent support to the performance of the more credit-oriented segments of the market (such as corporate bonds).
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/235

Q	What factors contributed to and detracted from the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2023?
A	Thirteen of the 15 underlying funds in which we invested the portfolio generated gains over the 12-month period, leading to positive overall results for the Fund. In terms of benchmark-relative performance, the Fund benefited from the collective outperformance of the underlying equity and fixed-income funds held in the portfolio. With respect to the former, Pioneer International Equity Fund, Pioneer Global Sustainable Equity Fund, and Pioneer Fundamental Growth Fund all produced returns in excess of the MSCI World Index, the Fund’s equity-market benchmark. On the other hand, the portfolio’s more value-oriented underlying fund holdings, while generating positive absolute returns, lagged the broader equity market and detracted from the Fund’s relative results.
On the fixed-income side, the Fund’s benchmark-relative outperformance derived mainly from the underlying funds’ diversified investment strategies as well as from the portfolio’s having below-average total exposure to underlying funds with heavier allocations to longer-term US Treasuries. Investments in Pioneer Multi-Asset Ultrashort Income Fund and Pioneer Short Term Income Fund were the strongest performers for the Fund within the fixed-income portion of the portfolio during the 12-month period. Securities with shorter-term maturities have been providing much higher levels of income in recent months than they have in the past, and the prices of those securities held up well during what was a challenging environment for the overall bond market during the 12-month period.
The Fund also held large positions in Pioneer Multi-Asset Income (MAI) Fund and Pioneer Flexible Opportunities Fund during the period, as core elements of the overall investment portfolio. While the former fund outperformed the Pioneer Solutions - Balanced Fund’s 60/40 (blended) benchmark, the latter did not keep pace and detracted from relative results.
6Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Q	Did the Fund invest in any derivative securities during the 12-month period ended July 31, 2023?
A	The Fund did not have any direct investments in derivatives during the 12-month period. However, certain of the underlying funds held in the portfolio may have some exposure to derivatives, including Pioneer MAI Fund, in which the Fund continues to hold a sizable position.
Q	Did you make any changes to the portfolio during the 12-month period ended July 31, 2023?
A	We decreased the Fund’s exposure to underlying funds emphasizing investments in US equities during the period, while reallocating assets into underlying funds that focus on investments in international developed-market stocks, where valuations, in our view, have become more attractive compared with historical valuations. In addition, we believe the US equity market has become very concentrated in the wake of the recent, substantial outperformance by a small group of richly valued mega-cap growth stocks.
In the fixed-income portion of the portfolio, we moved the Fund out of positions in underlying core bond funds and into underlying funds with a focus on debt securities with shorter maturities, given our view that the Fed appears set to keep interest rates higher for an extended period of time. Moreover, the inverted yield curve (a scenario where bonds with shorter maturities offer higher yields than bonds with longer maturities) could mean the Fund may generate a higher level of income, due to having a focus on investments with shorter maturities. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)
In addition, we reallocated a large portion of the Fund’s position in Pioneer Flexible Opportunities Fund into another multi-asset investment strategy, Pioneer Balanced ESG Fund, to help augment portfolio diversification.**
**	Diversification does not assure a profit nor protect against loss.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/237

Q	What factors are you watching most closely as you determine the Fund’s investment strategy heading into a new fiscal year?
A	Investors have continued to navigate a complex backdrop of weakening economic growth on the one hand, and continuing inflationary pressures on the other. This contradiction has created a challenging environment for central bankers, corporations, and individual investors alike. While the Fed appears to be nearing the end of its monetary policy tightening cycle, we believe interest rates are likely to remain “higher for longer,” given that core inflation has remained persistently elevated. We believe the US economy could eventually begin to weaken as a result of the tighter credit conditions. In addition, China’s economy has not rebounded as strongly as the market had expected in the post-COVID-19 environment, and economic growth in Europe appears to be slowing. It therefore remains unclear, in our view, which economies may drive global growth in the second half of 2023 and beyond. We believe these circumstances could act as a headwind for corporate earnings.
In response to the ongoing challenges mentioned above, we have maintained a cautious tilt with respect to the Fund’s overall positioning.
8Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Please refer to the Schedule of Investments on pages 23  - 26  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Pioneer Solutions - Balanced Fund (the Fund) is a “fund-of-funds” which seeks to achieve its investment objectives by investing in funds managed by Amundi US, rather than making direct investments in securities. The Fund’s performance depends on the adviser’s skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds.
The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Investments in equity securities are subject to price fluctuation.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/239

Some of the underlying funds may invest in REIT (real estate investment trust) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
Certain of the underlying funds may use derivatives, which subjects the Fund to additional risk.
Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.
Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash that is not invested, the Fund will not earn income on the cash and the Fund’s yield will go down.
There is no assurance that these and other strategies used by the Fund will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Portfolio Summary  |  7/31/23
Asset Allocations

(As a percentage of total investments)*
Actual Portfolio Holdings

(As a percentage of total investments)*
Balanced/Flexible
Pioneer Multi-Asset Income Fund Class K	31.3%
Pioneer Balanced ESG Fund Class K	6.3
Pioneer Flexible Opportunities Fund Class K	4.0
International Equities
Pioneer Global Sustainable Equity Fund Class K	20.0%
Pioneer International Equity Fund Class Y	13.6

Fixed Income
Pioneer Multi-Asset Ultrashort Income Fund Class K	10.3%
Pioneer Short-Term Income Fund Class K	6.2
Pioneer Bond Fund Class K	4.0
Pioneer CAT Bond Fund Class K	2.4
Pioneer Strategic Income Fund Class K	0.3
U.S. Equities
Pioneer Disciplined Value Fund Class Y	0.4%
Pioneer Equity Income Fund Class K	0.4
Pioneer Fund Class K	0.3
Pioneer Core Equity Fund Class K	0.3
Pioneer Fundamental Growth Fund Class K	0.2
Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds’ web page(s) at www.amundi.com/us.
*  Excludes short term investments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2311

Prices and Distributions  |  7/31/23
Net Asset Value per Share
Class	7/31/23	7/31/22
A	$11.03	$11.55
C	$ 9.82	$10.44
R	$10.94	$11.46
Y	$11.24	$11.77

Distributions per Share: 8/1/22 - 7/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3550	$—	$1.0855
C	$0.2770	$—	$1.0855
R	$0.3111	$—	$1.0855
Y	$0.3881	$—	$1.0855
Index Definitions
The Morgan Stanley Capital International (MSCI) World NR Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13 – 20.
12Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Performance Update | 7/31/23	Class A Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions - Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $10,000 Investment
Average Annual Total Returns (As of July 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	4.74%	4.12%	1.50%	9.30%	6.36%
5 Years	5.07	3.83	0.75	9.12	6.05
1 Year	9.03	2.80	-3.37	13.48	6.66
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.26%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2313

Performance Update | 7/31/23	Class A Shares
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

14Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Performance Update | 7/31/23	Class C Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions - Balanced Fund  during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $10,000 Investment
Average Annual Total Returns (As of July 31, 2023)
Period	If Held	If Redeemed	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	4.00%	4.00%	1.50%	9.30%	6.36%
5 Years	4.30	4.30	0.75	9.12	6.05
1 Year	8.14	7.20	-3.37	13.48	6.66
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.98%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2315

Performance Update | 7/31/23	Class C Shares
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
16Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Performance Update | 7/31/23	Class R Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $10,000 Investment
Average Annual Total Returns (As of July 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	4.55%	1.50%	9.30%	6.36%
5 Years	4.82	0.75	9.12	6.05
1 Year	8.66	-3.37	13.48	6.66
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.51%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2317

Performance Update | 7/31/23	Class R Shares
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
18Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Performance Update | 7/31/23	Class Y Shares
Investment Returns

The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $5 Million Investment
Average Annual Total Returns (As of July 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	4.98%	1.50%	9.30%	6.36%
5 Years	5.30	0.75	9.12	6.05
1 Year	9.08	-3.37	13.48	6.66
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
0.96%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2319

Performance Update | 7/31/23	Class Y Shares
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
20Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Solutions - Balanced Fund
Based on actual returns from February 1, 2023 through July 31, 2023.
Share Class	A	C	R	Y
Beginning Account Value on 2/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 7/31/23	$1,028.00	$1,024.00	$1,026.30	$1,028.40
Expenses Paid During Period*	$2.31	$5.97	$3.67	$1.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.46%, 1.19%, 0.73%, and 0.34% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period). Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.33, $8.98, $6.68 and $4.86 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.06%, 1.79%, 1.33% and 0.94%.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2321

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Solutions - Balanced Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2023 through July 31, 2023.
Share Class	A	C	R	Y
Beginning Account Value on 2/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 7/31/23	$1,022.51	$1,018.89	$1,021.17	$1,023.11
Expenses Paid During Period*	$2.31	$5.96	$3.66	$1.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.46%, 1.19%, 0.73%, and 0.34% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.31, $8.95, $6.66 and $4.71 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.06%, 1.79%, 1.33% and 0.94%.
22Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Schedule of Investments  |  7/31/23
Shares		Value
	SHORT TERM INVESTMENTS — 4.5% of Net Assets
	Open-End Fund — 4.5%
17,036,153(a)	Dreyfus Government Cash Management, Institutional Shares, 5.14%	$ 17,036,153
		$ 17,036,153

	TOTAL SHORT TERM INVESTMENTS (Cost $17,036,153)	$17,036,153

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 4.5% (Cost $17,036,153)	$17,036,153
		Net Realized Gain (Loss) for the year ended 7/31/23	Net Unrealized Appreciation (Depreciation) for the year ended 7/31/23	Capital Gain Distributions for the year ended 7/31/23	Dividend Income for the year ended 7/31/23
	Affiliated Issuers — 95.6%*
	Mutual Funds — 95.6% of Net Assets
2,331,279	Pioneer Balanced ESG Fund Class K	$ (29,338)	$1,318,815	$ —	$ 242,422	$ 23,126,285
1,816,588	Pioneer Bond Fund Class K	(2,702,726)	1,682,311	—	535,454	14,877,860
824,819	Pioneer CAT Bond Fund Class K	—	306,660	—	—	8,825,561
46,968	Pioneer Core Equity Fund Class K	264,304	(423,065)	214,282	22,940	986,796
110,196	Pioneer Disciplined Value Fund Class Y	(1,900,539)	1,305,519	589,423	154,569	1,590,129
44,230	Pioneer Equity Income Fund Class K	(374,536)	(350,427)	646,228	136,406	1,562,638
1,220,076	Pioneer Flexible Opportunities Fund Class K	(9,168,151)	7,637,197	—	1,519,106	14,543,303
28,720	Pioneer Fund Class K	(45,206)	(201,028)	121,834	24,766	1,026,442
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2323

Schedule of Investments  |  7/31/23 (continued)
Shares		Net Realized Gain (Loss) for the year ended 7/31/23	Net Unrealized Appreciation (Depreciation) for the year ended 7/31/23	Capital Gain Distributions for the year ended 7/31/23	Dividend Income for the year ended 7/31/23	Value
	Mutual Funds — (continued)
26,548	Pioneer Fundamental Growth Fund Class K	$ 207,548	$ (312,830)	$ 153,694	$ —	$ 792,206
4,204,115	Pioneer Global Sustainable Equity Fund Class K	(583,237)	7,677,095	3,260,037	1,136,355	73,445,882
2,021,088	Pioneer International Equity Fund Class Y	(694,157)	6,232,685	529,153	747,841	49,981,517
9,893,592	Pioneer Multi-Asset Income Fund Class K	(1,120,864)	4,594,692	—	6,760,083	115,161,411
3,910,732	Pioneer Multi-Asset Ultrashort Income Fund Class K	(56,313)	420,190	—	2,134,194	37,660,350
The accompanying notes are an integral part of these financial statements.
24Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Shares		Net Realized Gain (Loss) for the year ended 7/31/23	Net Unrealized Appreciation (Depreciation) for the year ended 7/31/23	Capital Gain Distributions for the year ended 7/31/23	Dividend Income for the year ended 7/31/23	Value
	Mutual Funds — (continued)
2,608,775	Pioneer Short-Term Income Fund Class K	$ (3,409)	$ 133,947	$ —	$ 772,582	$ 22,878,960
101,405	Pioneer Strategic Income Fund Class K	(2,018,207)	1,903,111	—	127,702	939,012
	Total Mutual Funds (Cost $345,417,213)	$(18,224,831)	$31,924,872	$5,514,651	$14,314,420	$367,398,352

	Total Investments in Affiliated Issuers — 95.6% (Cost $345,417,213)	$(18,224,831)	$31,924,872	$5,514,651	$14,314,420	$367,398,352
	OTHER ASSETS AND LIABILITIES — (0.1)%					$ (192,590)
	net assets — 100.0%					$384,241,915

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at July 31, 2023.
*	Affiliated funds managed by Amundi Asset Management US, Inc. (the “Adviser”).
Purchases and sales of securities (excluding short-term investments) for the year ended July 31, 2023, aggregated $209,642,910 and $240,706,019, respectively.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2325

Schedule of Investments  |  7/31/23 (continued)
At July 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $366,688,687 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,768,497
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,022,679)
Net unrealized appreciation	$17,745,818
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of July 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Short Term Investments	$ 17,036,153	$—	$—	$ 17,036,153
Affiliated Mutual Funds	367,398,352	—	—	367,398,352
Total Investments in Securities	$ 384,434,505	$ —	$ —	$ 384,434,505
During the year ended July 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
26Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Statement of Assets and Liabilities  |  7/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $17,036,153)	$ 17,036,153
Investments in affiliated issuers, at value (cost $345,417,213)	367,398,352
Receivables —
Investment securities sold	226,893
Fund shares sold	33,487
Interest	69,957
Other assets	43,711
Total assets	$384,808,553
LIABILITIES:
Payables —
Fund shares repurchased	$ 387,427
Trustees' fees	2,130
Professional fees	56,827
Printing fees	24,149
Shareowner fees	24,481
Administrative expenses	6,785
Distribution fees	17,260
Accrued expenses	47,579
Total liabilities	$ 566,638
NET ASSETS:
Paid-in capital	$372,903,882
Distributable earnings	11,338,033
Net assets	$384,241,915
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $339,851,770/30,821,879 shares)	$ 11.03
Class C (based on $40,541,579/4,128,307 shares)	$ 9.82
Class R (based on $1,150,954/105,242 shares)	$ 10.94
Class Y (based on $2,697,612/240,060 shares)	$ 11.24
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.03 net asset value per share/100%-5.75% maximum sales charge)	$ 11.70
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23 27

Statement of Operations FOR THE YEAR ENDED 7/31/23
INVESTMENT INCOME:
Dividends from underlying affiliated funds	$ 14,314,420
Dividends from unaffiliated issuers	332,053
Total Investment Income		$ 14,646,473
EXPENSES:
Administrative expenses	$ 190,189
Transfer agent fees
Class A	105,475
Class C	9,704
Class R	509
Class Y	4,785
Distribution fees
Class A	828,053
Class C	409,844
Class R	5,353
Shareowner communications expense	98,182
Registration fees	76,289
Professional fees	187,191
Printing expense	47,900
Officers' and Trustees' fees	18,911
Insurance expense	4,043
Miscellaneous	27,401
Total expenses		$ 2,013,829
Net investment income		$ 12,632,644
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 85,590
Investments in underlying affiliated funds	(18,224,831)
Capital gain on distributions from underlying affiliated funds	5,514,651	$(12,624,590)
Change in net unrealized appreciation (depreciation) on:
Investments in underlying affiliated funds		$ 31,924,872
Net realized and unrealized gain (loss) on investments		$ 19,300,282
Net increase in net assets resulting from operations		$ 31,932,926
The accompanying notes are an integral part of these financial statements.
28Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Statements of Changes in Net Assets
	Year Ended 7/31/23	Year Ended 7/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 12,632,644	$ 12,167,651
Net realized gain (loss) on investments	(12,624,590)	41,056,780
Change in net unrealized appreciation (depreciation) on investments	31,924,872	(82,659,504)
Net increase (decrease) in net assets resulting from operations	$ 31,932,926	$ (29,435,073)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($1.45 and $0.80 per share, respectively)	$ (40,821,141)	$ (23,143,317)
Class C ($1.37 and $0.70 per share, respectively)	(5,367,582)	(2,978,682)
Class R ($1.40 and $0.77 per share, respectively)	(127,817)	(93,492)
Class Y ($1.48 and $0.84 per share, respectively)	(372,410)	(166,851)
Total distributions to shareowners	$ (46,688,950)	$ (26,382,342)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 18,187,359	$ 27,449,700
Reinvestment of distributions	46,237,536	26,110,312
Cost of shares repurchased	(51,594,021)	(69,909,745)
Net increase (decrease) in net assets resulting from Fund share transactions	$ 12,830,874	$ (16,349,733)
Net decrease in net assets	$ (1,925,150)	$ (72,167,148)
NET ASSETS:
Beginning of year	$386,167,065	$458,334,213
End of year	$384,241,915	$ 386,167,065
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2329

Statements of Changes in Net Assets (continued)
	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount	Year Ended 7/31/22 Shares	Year Ended 7/31/22 Amount
Class A
Shares sold	1,224,593	$ 13,328,920	1,591,637	$ 20,242,183
Reinvestment of distributions	3,973,916	40,414,727	1,798,635	22,896,510
Less shares repurchased	(3,740,063)	(40,758,727)	(3,979,246)	(50,444,047)
Net increase (decrease)	1,458,446	$ 12,984,920	(588,974)	$ (7,305,354)
Class C
Shares sold	406,753	$ 3,978,421	482,145	$ 5,606,274
Reinvestment of distributions	589,846	5,367,582	257,427	2,973,282
Less shares repurchased	(1,000,033)	(9,740,248)	(1,482,308)	(17,318,281)
Net decrease	(3,434)	$ (394,245)	(742,736)	$ (8,738,725)
Class R
Shares sold	17,303	$ 184,267	16,090	$ 197,511
Reinvestment of distributions	12,655	127,817	7,389	93,473
Less shares repurchased	(17,307)	(183,893)	(73,641)	(924,396)
Net increase (decrease)	12,651	$ 128,191	(50,162)	$ (633,412)
Class Y
Shares sold	61,229	$ 695,751	85,260	$ 1,055,273
Reinvestment of distributions	31,652	327,410	11,364	147,047
Less shares repurchased	(83,001)	(911,153)	(70,040)	(874,562)
Net increase	9,880	$ 112,008	26,584	$ 327,758
The accompanying notes are an integral part of these financial statements.
30Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Financial Highlights
	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class A
Net asset value, beginning of period	$ 11.55	$ 13.20	$ 10.93	$ 11.29	$ 12.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.38	$ 0.37	$ 0.24	$ 0.34	$ 0.32
Net realized and unrealized gain (loss) on investments	0.55	(1.22)	2.36	0.02	(0.54)
Net increase (decrease) from investment operations	$ 0.93	$ (0.85)	$ 2.60	$ 0.36	$ (0.22)
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.45)	$ (0.26)	$ (0.36)	$ (0.34)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$ (1.45)	$ (0.80)	$ (0.33)	$ (0.72)	$ (0.61)
Net increase (decrease) in net asset value	$ (0.52)	$ (1.65)	$ 2.27	$ (0.36)	$ (0.83)
Net asset value, end of period	$ 11.03	$ 11.55	$ 13.20	$ 10.93	$ 11.29
Total return (b)	9.03%(c)	(6.98)%	24.15%	3.06%	(1.32)%
Ratio of net expenses to average net assets†	0.46%	0.44%	0.46%	0.49%	0.45%
Ratio of net investment income (loss) to average net assets†^	3.44%	2.93%	1.95%	3.16%	2.82%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$339,852	$339,265	$395,303	$330,784	$349,505
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). If the Fund had not been reimbursed by the Adviser, the total return would have been 8.93%.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2331

Financial Highlights  (continued)
	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class C
Net asset value, beginning of period	$ 10.44	$ 11.99	$ 9.94	$ 10.32	$ 11.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.25	$ 0.14	$ 0.25	$ 0.20
Net realized and unrealized gain (loss) on investments	0.48	(1.10)	2.15	0.01	(0.49)
Net increase (decrease) from investment operations	$ 0.75	$ (0.85)	$ 2.29	$ 0.26	$ (0.29)
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.35)	$ (0.17)	$ (0.28)	$ (0.24)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$ (1.37)	$ (0.70)	$ (0.24)	$ (0.64)	$ (0.51)
Net increase (decrease) in net asset value	$ (0.62)	$ (1.55)	$ 2.05	$ (0.38)	$ (0.80)
Net asset value, end of period	$ 9.82	$ 10.44	$ 11.99	$ 9.94	$ 10.32
Total return (b)	8.14%(c)	(7.62)%	23.34%	2.35%	(2.14)%
Ratio of net expenses to average net assets†	1.19%	1.16%	1.18%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets†^	2.71%	2.19%	1.29%	2.50%	1.96%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$40,542	$43,133	$58,428	$62,213	$76,524
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class C's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
32Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class R
Net asset value, beginning of period	$11.46	$13.10	$10.86	$11.19	$12.04
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.34	$ 0.22	$ 0.31	$ 0.23
Net realized and unrealized gain (loss) on investments	0.54	(1.21)	2.35	0.03	(0.49)
Net increase (decrease) from investment operations	$ 0.88	$ (0.87)	$ 2.57	$ 0.34	$ (0.26)
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.42)	$ (0.26)	$ (0.31)	$ (0.32)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$ (1.40)	$ (0.77)	$ (0.33)	$ (0.67)	$ (0.59)
Net increase (decrease) in net asset value	$ (0.52)	$ (1.64)	$ 2.24	$ (0.33)	$ (0.85)
Net asset value, end of period	$10.94	$11.46	$13.10	$10.86	$11.19
Total return (b)	8.66%(c)	(7.18)%	23.97%	2.90%	(1.64)%
Ratio of net expenses to average net assets†	0.73%	0.69%	0.63%	0.62%	0.78%
Ratio of net investment income (loss) to average net assets†^	3.16%	2.68%	1.82%	2.86%	2.05%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$1,151	$1,061	$1,870	$1,602	$ 982
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets†	0.73%	0.69%	0.63%	0.62%	1.03%
Net investment income (loss) to average net assets†^	3.16%	2.68%	1.82%	2.86%	1.80%
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). If the Fund had not been reimbursed by the Adviser, the total return would have been 8.56%.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2333

Financial Highlights  (continued)
	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class Y
Net asset value, beginning of period	$11.77	$13.42	$11.11	$11.46	$12.29
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.41	$ 0.41	$ 0.26	$ 0.38	$ 0.39
Net realized and unrealized gain (loss) on investments	0.54	(1.22)	2.41	0.02	(0.59)
Net increase (decrease) from investment operations	$ 0.95	$ (0.81)	$ 2.67	$ 0.40	$ (0.20)
Distributions to shareowners:
Net investment income	$ (0.39)	$ (0.49)	$ (0.29)	$ (0.39)	$ (0.36)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$ (1.48)	$ (0.84)	$ (0.36)	$ (0.75)	$ (0.63)
Net increase (decrease) in net asset value	$ (0.53)	$ (1.65)	$ 2.31	$ (0.35)	$ (0.83)
Net asset value, end of period	$11.24	$11.77	$13.42	$11.11	$11.46
Total return (b)	9.08%(c)	(6.61)%	24.41%	3.31%	(1.14)%
Ratio of net expenses to average net assets†	0.34%	0.14%	0.19%	0.25%	0.27%
Ratio of net investment income (loss) to average net assets†^	3.67%	3.22%	2.06%	3.44%	3.37%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$2,698	$2,708	$2,733	$1,479	$1,562
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). If the Fund had not been reimbursed by the Adviser, the total return would have been 8.98%.
The accompanying notes are an integral part of these financial statements.
34Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Notes to Financial Statements  |  7/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Solutions - Balanced Fund (the “Fund”) is the sole series of Pioneer Asset Allocation Trust (the “Trust”), a Delaware statutory trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.
The Fund is a “fund of funds”. The Fund seeks to achieve its investment objective by investing in other funds (“underlying funds”). The Fund invests in underlying funds managed by Amundi Asset Management US, Inc. The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the applicable underlying funds.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of July 31, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2335

comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have
36Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the fiscal year ended July 31, 2023, the Fund realized a loss of $85,590 due to an operational error. The Adviser voluntarily reimbursed the Fund for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions
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for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At July 31, 2023, the Fund was permitted to carry forward indefinitely $5,392,745 of short-term losses and $6,500,092 of long-term losses.
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$11,278,703	$16,726,537
Long-term capital gains	35,410,247	9,655,805
Total	$46,688,950	$26,382,342
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 5,485,052
Capital loss carryforward	(11,892,837)
Net unrealized appreciation	17,745,818
Total	$ 11,338,033
The differences between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on mutual fund holdings.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $27,181 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
38Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2339

China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund invests in other investment companies. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund's expenses, including management fees, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The Fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the Fund and the price of its shares. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating fund assets among underlying funds because the Fund's portfolio management team may also manage some of the underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.
Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively.
Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Some of the underlying funds’ investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military
40Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2341

subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. The Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests in funds managed by the Adviser.
In addition, under the Fund's management and administration agreements with the Adviser, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended July 31, 2023, the Fund paid $18,911 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At July 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $2,130 and a payable for administrative expenses of $6,785, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
42Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$89,142
Class C	8,362
Class R	329
Class Y	349
Total	$98,182
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $17,260 in distribution fees payable to the Distributor at July 31, 2023.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2023, CDSCs in the amount of $4,073 were paid to the Distributor.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2343

6. Transactions in Underlying Funds
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At July 31, 2023, the value of the Fund’s investments in affiliated issuers was $367,398,352, which represents 95.6% of the Fund’s net assets.
Transactions in affiliated issuers by the Fund for the year ended July 31, 2023 were as follows:
Name of the Affiliated Issuer	Value at July 31, 2022	Purchases Costs	Change in net unrealized appreciation/ (depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at July 31, 2023	Value at July 31, 2023
Pioneer Balanced ESG Fund Class K	$ —	$ 23,192,004	$ 1,318,815	$ (29,338)	$ 242,422	$ (1,597,618)	2,331,279	$ 23,126,285
Pioneer Bond Fund Class K	31,413,486	28,280,671	1,682,311	(2,702,726)	535,454	(44,331,336)	1,816,588	14,877,860
Pioneer CAT Bond Fund Class K	—	8,518,901	306,660	—	—	—	824,819	8,825,561
Pioneer Core Equity Fund Class K	7,950,058	214,281	(423,065)	264,304	22,940	(7,041,722)	46,968	986,796
Pioneer Disciplined Value Fund Class Y	7,816,212	589,423	1,305,519	(1,900,539)	154,569	(6,375,055)	110,196	1,590,129
Pioneer Equity Income Fund Class K	8,010,812	646,227	(350,427)	(374,536)	136,406	(6,505,844)	44,230	1,562,638
Pioneer Flexible Opportunities Fund Class K	68,452,720	—	7,637,197	(9,168,151)	1,519,106	(53,897,569)	1,220,076	14,543,303
Pioneer Fund Class K	8,032,035	121,835	(201,028)	(45,206)	24,766	(6,905,960)	28,720	1,026,442
Pioneer Fundamental Growth Fund Class K	5,170,760	153,694	(312,830)	207,548	—	(4,426,966)	26,548	792,206
Pioneer Global Sustainable Equity Fund Class K	64,334,269	13,398,205	7,677,095	(583,237)	1,136,355	(12,516,805)	4,204,115	73,445,882
Pioneer International Equity Fund Class Y	34,017,744	17,184,909	6,232,685	(694,157)	747,841	(7,507,505)	2,021,088	49,981,517
Pioneer Multi-Asset Income Fund Class K	115,059,435	3,437,214	4,594,692	(1,120,864)	6,760,083	(13,569,149)	9,893,592	115,161,411
Pioneer Multi-Asset Ultrashort Income Fund Class K	3,323,603	76,693,707	420,190	(56,313)	2,134,194	(44,855,031)	3,910,732	37,660,350
Pioneer Short-Term Income Fund Class K	—	22,897,419	133,947	(3,409)	772,582	(921,579)	2,608,775	22,878,960
Pioneer Strategic Income Fund Class K	31,180,286	—	1,903,111	(2,018,207)	127,702	(30,253,880)	101,405	939,012
Total	$384,761,420	$195,328,490	$31,924,872	$(18,224,831)	$14,314,420	$(240,706,019)	29,189,131	$367,398,352
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
44Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Asset Allocation Trust and Shareholders of Pioneer Solutions – Balanced Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Solutions – Balanced Fund (the “Fund”), (one of the funds constituting Pioneer Asset Allocation Trust (the “Trust”)), including the schedule of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Asset Allocation Trust) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
September 29, 2023
46Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Additional Information (unaudited)
For the year ended July 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with our 2023 Form 1099-DIV.
The Fund designated $35,410,247 as long-term capital gains distributions during the year ended July 31, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 18.18%.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2347

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
48Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23 49

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
50Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2351

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
52Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief
		Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2353

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
54Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2355

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2005. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since
September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi
		Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
56Pioneer Solutions - Balanced Fund | Annual Report | 7/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Gary Sullivan (65) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2008. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022 Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Solutions - Balanced Fund | Annual Report | 7/31/2357

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSMfor automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19417-17-0923

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $22,807 payable to Ernst & Young LLP for the year ended July 31, 2023 and $21,930 for the year ended July 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $2,030 payable to Ernst & Young LLP for the year ended July 31, 2023 and $671 for the year ended July 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,155 and $8,803 during the fiscal years ended July 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

o Accounting research assistance

o SEC consultation, registration statements, and reporting

o Tax accrual related matters

o Implementation of new accounting standards

o Compliance letters (e.g. rating agency letters)

o Regulatory reviews and assistance regarding financial matters

o Semi-annual reviews (if requested)

o Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	o AICPA attest and agreed-upon procedures o Technology control assessments o Financial reporting control assessments o Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.	o A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

o “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	o A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

o Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

o Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

o “One-time” pre-approval for the fund fiscal year within a specified dollar limit

o Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

o Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

o A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	o Business Risk Management support o Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

o “One-time” pre-approval for the fund fiscal year within a specified dollar limit

o Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

o Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

o A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.	o A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,155 and $8,803 during the fiscal years ended July 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation. N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter. N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Asset Allocation Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date October 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date October 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date October 5, 2023

* Print the name and title of each signing officer under his or her signature.